SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant x
Filed by a Party other than the Registrant ¨
Check the appropriate box:

¨	Preliminary Proxy Statement
¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x	Definitive Proxy Statement
¨	Definitive Additional Materials
¨	Soliciting Material under Rule 14a-12

AUXILIO, INC.
(Name of the Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x No fee required.
¨ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

¨ Fee paid previously with preliminary materials.
¨ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Auxilio, Inc.
27401 Los Altos, Suite 100
Mission Viejo, California 92691
____________________

AMENDMENT NO. 1 TO DEFINITIVE PROXY STATEMENT DATED APRIL 30, 2009

To the Stockholders:

     On April 30, 2009, Auxilio, Inc. (the “Company”) made its definitive proxy statement (the “Proxy Statement”) available to our stockholders in connection with matters to be voted upon at our 2009 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Thursday, June 18, 2009, at 3 p.m. local time, at our principal offices located at 27401 Los Altos, Suite 100, Mission Viejo, California, for the following purposes:

1.	To elect eight directors to the Board of Directors to hold office for a one-year term;
2.	To authorize amendments to the 2007 Stock Option Plan;
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Proxy Statement inadvertently and inaccurately indicated that the Company would send you the full set of proxy materials, including a proxy card, and that you should return your proxy card to vote on the matters to be voted upon at the Annual Meeting. Instead, the Company has opted to comply with the Securities and Exchange Commission’s “Notice Only” model for proxy solicitations and, therefore, has sent you only a Notice of Annual Meeting. The Notice of Annual Meeting contains instructions on how to vote your shares in its “How to Vote” section.

     This amendment to the Proxy Statement should be read together with the Proxy Statement. Except as described in this amendment, no other provisions of the Proxy Statement have been amended or revised. The changes described in this amendment to the Proxy Statement are the only changes made to the Proxy Statement given or sent or otherwise made available to stockholders. If you have not yet voted your shares, please sign and return the proxy card previously sent to you. IF YOU HAVE ALREADY SUBMITTED YOUR VOTE AND YOU WISH TO CHANGE YOUR VOTE, PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OF ANNUAL MEETING. THE PROXY CARD IS AVAILABLE AND MAY BE PRINTED FROM THE WEBSITE LOCATED AT https://www.colonialstock.com/auxilio2009. ONLY THE LATEST PROXY CARD OR OTHER VOTE SUBMITTED IN ACCORDANCE WITH THE INSTRUCTIONS IN THE NOTICE OF ANNUAL MEETING WILL BE COUNTED FOR THE PURPOSE OF QUORUM AND WILL BE VOTED AT THE ANNUAL MEETING.

     You do not have to take any action if you have previously voted your shares and do not wish to change your vote.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

     A complete set of proxy materials relating to our Annual Meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, this Amendment to the Proxy

Statement, the Proxy Card and the Annual Report to Stockholders, may be viewed at https://www.colonialstock.com/auxilio2009.